Salomon Brothers           September 29, 1999
                             Opportunity Fund Inc

Dear Shareholder:

We are pleased to provide this annual report for the Salomon Brothers Opportunity Fund Inc ("Fund") as of August 31, 1999. Included in this report are performance results, a market commentary, a summary of portfolio highlights, and a statement of the Fund's investments and financial statements for the year ended August 31, 1999.

During the year ended August 31, 1999, the net asset value of the Fund increased from $47.36 per share at August 31, 1998 to $49.69 per share at August 31, 1999. Dividends of $0.47 per share from net investment income and $4.94 in capital gains were paid during this period. Assuming reinvestment of these dividends in additional shares of the Fund, the total rate of return based on net asset value for the year ended August 31, 1999 was 16.5%. During the same period, the Standard & Poor's 500 Index ("S&P 500"), a standard measure of the U.S. stock market, returned 39.8%.

MARKET REVIEW

The past twelve months was a difficult time for many investors. Global markets experienced an unprecedented financial crisis commencing with the Russian default, and leading to the devaluation of the Brazilian real and a major hedge fund debacle. The uncertainty that ensued among investors worldwide ignited a "flight to quality," which left equities and credit-sensitive fixed income products abandoned in favor of the safety of U.S. Treasuries. The Federal Reserve Board ("Fed") responded to the crisis by decreasing short-term interest rates on three occasions, September 29, October 15, and November 17, 1998. Subsequently, the U.S. stock market responded and resumed its climb.

However, a disparity became apparent in equity markets as we observed an elite group of stocks providing very narrow leadership to the market's growth. These stocks were characterized by large capitalizations and rapid earnings growth. Investors became unenamored with companies that could not sustain these accelerated earnings; and consequently, investment flows became concentrated into a select few companies that continued to exceed investors' and analysts' expectations. As a result, share prices of these companies inflated rapidly while the rest of the market remained rather lackluster.

More recently, inflationary pressures and fears that the economy might overheat prompted the Fed to reverse its earlier actions by increasing short-term interest rates twice, on June 30 and August 24, 1999. The actions of the Fed to address the elevated risks of inflationary pressures provided the markets with a certain degree of relief.

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

PORTFOLIO HIGHLIGHTS

We believe this Fund is unique in the large capitalization value category, as we tend to hold our equity selections, as long as their valuations do not become too lofty, in an attempt to avoid the distribution of significant taxable capital gains to shareholders.

The Fund's underperformance versus its benchmark can be partially contributed to its underweight positions in the technology sector, which was a crucial component of S&P 500 performance. Also, several of the leading large capitalization growth companies are not held by the Fund because we believe these stocks are vulnerable to a meaningful correction.

This year's performance, in particular, exhibited some of the less favorable aspects of the Fund's strategy. The Fund is heavily concentrated with its top ten holdings representing approximately 60% of assets, with a significant overweighting in financials. Lackluster performance in companies in which we have sizable stakes, such as Loews, Royal Dutch Petroleum, and Chubb, have weakened the Fund's overall returns.

                                   *  *  *

If you would like to open an IRA or have any questions about the Fund, please call 1-888-777-0102 (toll free). Thank you for continuing to pursue your long-term financial objectives with the Salomon Brothers Opportunity Fund Inc.

Cordially,

/s/ Irving Brilliant
Irving Brilliant
President and Portfolio Manager

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Results of an Investment in Salomon Brothers Opportunity Fund Inc

Set forth below are average annual total return figures for the periods indicated and a graph showing the value of a hypothetical $10,000 investment made in Salomon Brothers Opportunity Fund Inc on August 31, 1989. The average annual total return figures and the information in the graph represent past performance; they reflect changes in the price of the Fund's shares and assume that any income dividends and/or capital gain distributions made by the Fund during the period were reinvested in additional shares of the Fund. Investment return and share price of the Fund will fluctuate. Shares when redeemed may be worth more or less than original cost.

                         AVERAGE ANNUAL TOTAL RETURN

The average annual total return over the periods indicated below shows the average annual percentage change in value of an investment in the Fund from the beginning of the measuring period to the end of the measuring period. When considering "average" total-return for periods longer than one year, it is important to note that the Fund's annual total return for any one year in the period might have been greater or less than the average for the entire period.

The Fund's average annual total return for the periods indicated was as follows:

    16.54% for the one-year period beginning September 1, 1998 and ended August 31, 1999;
    16.37% for the five-year period beginning September 1, 1994 and ended August 31, 1999;
    11.66% for the ten-year period beginning September 1, 1989 and ended August 31, 1999.

                 PERFORMANCE COMPARISON -- GROWTH OF $10,000
                                 (UNAUDITED)

$48,403

                           SALOMON BROTHERS
DATE        S&P            OPPORTUNITY FUND
----        ---            ----------------
8/89        10000          10000
8/90         7936           9500
8/91         9778          12051
8/92        11040          13005
8/93        13269          14979
8/94        14119          15797
8/95        17092          19180
8/96        19035          22771
8/97        26742          32022
8/98        25849          34622
8/99        30126          48403

         SALOMON BROTHERS OPPORTUNITY FUND INC
         STANDARD & POOR'S 500 INDEX

$30,126

Past performance is not predictive of future performance

                                                                          PAGE 3

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S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Major Portfolio Changes (unaudited)
For the Six Months Ended August 31, 1999


ADDITIONS+
--------------------------------------------
                                     Shares
                                    --------
Ameron International Corp.........     2,600
The CIT Group, Inc., Class A Shares   13,000(1)
Everest Reinsurance Holdings, Inc.     5,000(1)
KLM ADR...........................     4,105(1)
Lafarge Corp......................     4,000
Newcourt Credit Group Inc.........    10,000(1)
Overseas Shipholding Group, Inc...     9,000
Rayonier Inc......................     8,700
Talisman Energy Inc...............    10,000(1)
Trenwick Group Inc................     6,500

REDUCTIONS+
--------------------------------------------
                                     Shares
                                    --------
The Bank of New York Co., Inc.....    13,000
BJ's Wholesale Club, Inc..........     6,500
CNA Financial Corp................     4,000
Delphi Financial Group, Inc.,
  Class A Shares..................     4,399(2)
Freddie Mac.......................    30,000
HomeBase, Inc.....................    10,500
IBP, Inc..........................    14,800(2)
Intel Corp........................     7,000
Loews Corp........................     4,000
Mercantile Bancorporation Inc.....     3,550
Mississippi Chemical Corp.........    16,000
Orion Capital Corp................     4,000
Philip Morris Cos., Inc...........     4,000(2)
Pogo Producing Co.................     3,000
Popular, Inc......................     5,000

--------
(1) New addition.
(2) Elimination.
  + Exclusive of changes resulting entirely from mergers, stock dividends, and stock splits.

PAGE 4

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S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Schedule of Investments
August 31, 1999


     SHARES                                SECURITY
VALUE
--------------------------------------------------------------------------------
-----------------------------------
COMMON STOCK -- 82.1%
BANKS -- 18.3%
    862,976    The Bank of New York Co.,
Inc......................................          $ 30,851,392
      6,000    Mellon Bank
Corp...................................................               200,250
        700    Mercantile Bancorp.,
Inc...........................................                38,631
    125,000    Popular,
Inc.......................................................             3,445,312

------------

34,535,585

------------
BASIC INDUSTRY -- 4.6%
     35,600    Amcast Industrial
Corp.............................................               565,150
      2,600    Citation Corp.
*...................................................                41,113
      6,000    Deltic Timber
Corp.................................................               149,625
     39,000    Mississippi Chemical
Corp..........................................               294,938
     15,000    MotivePower Industries, Inc.
*.....................................               185,625
     18,000    NL Industries,
Inc.................................................               217,125
     15,000    National Processing Inc.
*.........................................               129,375
     11,077    Newmont Mining
Corp................................................               226,386
     36,700    Rayonier
Inc.......................................................             1,523,050
      3,960    Smurfit-Stone Container Corp.
*....................................                83,903
     17,100    Solutia
Inc........................................................
342,000
      2,200    Southern Peru Copper
Corp..........................................                33,825
     82,500    TRC Cos., Inc.
*...................................................               531,094
               Tecumseh Products Co.:
     34,100      Class A
Shares...................................................             1,943,700
     47,000      Class B
Shares...................................................             2,491,000

------------

8,757,909

------------
BIOTECHNOLOGY & DRUGS -- 2.4%
     15,300    Medeva PLC--
ADR...................................................               117,619
     76,500    Monsanto
Co........................................................             3,141,281
     25,375    Pharmacia & Upjohn,
Inc............................................             1,325,844

------------

4,584,744

------------
CONSTRUCTION -- 1.2%
     28,400    Ameron International
Corp..........................................             1,299,300
     17,000    Lafarge
Corp.......................................................
467,500
               Liberty Homes, Inc.:
     29,050      Class A
Shares...................................................               241,478
     24,750      Class B
Shares...................................................               224,297

------------

2,232,575

------------
CONSUMER GOODS -- 7.1%
     35,500    Alexander & Baldwin,
Inc...........................................               858,656
      2,000    Ames Department Stores, Inc.
*.....................................                58,750
     33,500    BJ's Wholesale Club, Inc.
*........................................               946,375
      9,700    Cone Mills Corp.
*.................................................                56,988
     96,000    Fine Host Corp.
*+.................................................               897,458
     10,900    Harcourt General,
Inc..............................................               477,556
     18,000    Homebase, Inc.
*...................................................                78,750

                       SEE NOTES TO FINANCIAL STATEMENTS.


PAGE 5

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

August 31, 1999


     SHARES                                SECURITY
VALUE
--------------------------------------------------------------------------------
-----------------------------------
CONSUMER GOODS -- 7.1% (CONTINUED)
     92,000    Koninklijke (Royal) Philips Electronics N.V.--
ADR.................          $  9,458,750
     20,737    The News Corp. Ltd.--
ADR..........................................               548,234

------------

13,381,517

------------
ENERGY -- 9.7%
     32,000    Murphy Oil
Corp....................................................             1,624,000
     15,000    Pogo Producing
Co..................................................               313,125
    260,000    Royal Dutch Petroleum Co.--
ADR....................................            16,087,500
     10,000    Talisman Energy Inc.
*.............................................               293,125

------------

18,317,750

------------
FINANCE -- 6.8%
     15,010    American General
Corp..............................................             1,065,710
     13,000    The CITGroup, Inc., Class
AShares..................................               309,563
      8,000    Chile
Fund.........................................................
87,500
     50,000    Freddie
Mac........................................................
2,575,000
     60,300    Leucadia National
Corp.............................................             1,277,606
     84,000    Loews
Corp.........................................................
6,594,000
     10,000    Newcourt Credit Group
Inc..........................................               143,125
     48,000    The Pioneer Group, Inc.
*..........................................               723,000

------------

12,775,504

------------
HEALTH CARE -- 1.1%
     12,000    Foundation Health Systems, Inc., Class A Shares
*..................               153,000
      6,827    HEALTHSOUTH Corp.
*................................................                55,896
     36,000    Humana Inc.
*......................................................               326,250
     22,077    Wellpoint Health Networks Inc.
*...................................             1,608,861

------------

2,144,007

------------
INSURANCE - LIFE, ACCIDENT & HEALTH -- 1.0%
      1,714    Delphi International Ltd.
*........................................                 9,159
     27,950    Fremont General
Corp...............................................               277,753
     11,800    Kansas City Life Insurance
Co......................................               481,588
     30,040    UnumProvident
Corp.................................................             1,083,317

------------

1,851,817

------------
INSURANCE - PROPERTY & CASUALTY -- 18.8%
      5,040    Allmerica Financial
Corp...........................................               284,760
    101,300    CNA Financial Corp.
*..............................................             3,684,787
      5,000    Chartwell Re
Corp..................................................                80,000
    328,000    The Chubb
Corp.....................................................            18,757,500
      5,000    Everest Reinsurance Holdings,
Inc..................................               138,750
     40,000    Merchants Group,
Inc...............................................               935,000
     42,000    Old Republic International
Corp....................................               651,000
    216,750    Orion Capital
Corp.................................................            10,458,187
      4,000    Reliance Group Holdings,
Inc.......................................                19,000
     25,000    Trenwick Group
Inc.................................................               548,438

------------

35,557,422

------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

August 31, 1999


     SHARES                                SECURITY
VALUE
--------------------------------------------------------------------------------
-----------------------------------
REAL ESTATE -- 2.5%
               Forest City Enterprises, Inc.:
    118,500      Class A
Shares...................................................          $  2,888,437
     66,100      Class B Shares,
Convertible......................................             1,751,650

------------

4,640,087

------------
TECHNOLOGY -- 1.5%
      5,000    Inso Corp.
*.......................................................                35,156
     25,000    Intel
Corp.........................................................
2,054,688
     15,000    National Semiconductor Corp.
*.....................................               422,813
     21,302    Silicon Graphics, Inc.
*...........................................               243,642

------------

2,756,299

------------
TRANSPORTATION -- 7.1%
     79,200    AMR Corp.
*........................................................             4,643,100
     73,000    Airborne Freight
Corp..............................................             1,838,687
     32,000    Canadian Pacific
Ltd...............................................               750,000
     80,100    General Dynamics
Corp..............................................             5,046,300
      9,500    International Shipholding
Corp.....................................               111,031
      4,105    KLM--
ADR...........................................................
111,605
     18,000    Lockheed Martin
Corp...............................................               666,000
     20,600    Overseas Shipholding Group,
Inc....................................               287,113

------------

13,453,836

------------
               TOTAL COMMON STOCK (Cost-- $39,689,395)
 ...........................           154,989,052

------------

    FACE
   AMOUNT                                  SECURITY
VALUE
--------------------------------------------------------------------------------
-----------------------------------
CONVERTIBLE CORPORATE BONDS -- 0.3%
CONSUMER GOODS -- 0.3%
$ 2,500,000    Sunbeam Corp., zero coupon due 3/25/18++ (Cost--
$592,868).........               453,125

------------
               TOTAL LONG-TERM INVESTMENTS (Cost--
$40,282,263)...................           155,442,177

------------
CORPORATE SHORT-TERM NOTES -- 17.6%
  7,080,000    American Express Credit Corp., 5.235% due
9/2/99...................             7,080,000
  6,507,000    Chevron Oil Finance Corp., 5.035% due
9/1/99.......................             6,507,000
  4,323,000    Exxon Asset Management Corp., 5.305% due
9/7/99....................             4,323,000
  5,341,000    Ford Motor Credit Corp., 5.255% due
9/3/99.........................             5,341,000
 10,020,000    General Electric Capital Corp., 5.286% due
9/7/99..................            10,020,000

------------
               TOTAL CORPORATE SHORT-TERM NOTES (Cost--
$33,271,000)..............            33,271,000

------------
               TOTAL INVESTMENTS -- 100% (Cost --
$73,553,263**)..................          $188,713,177

============

------------
 * Non-income producing security.
 + Security valued at fair value.
++ Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.

                       SEE NOTES TO FINANCIAL STATEMENTS.


PAGE 7

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Statement of Assets and Liabilities
August 31, 1999


ASSETS:
  Investments, at value (cost--
$40,282,263).........................................   $155,442,177
  Corporate short-term notes, at value (Cost--
$33,271,000)..........................     33,271,000

Cash............................................................................
 ...            585
  Dividends and interest
receivable..................................................        277,216
  Receivable for Fund shares
sold....................................................          1,056

Other...........................................................................
 ...          1,635

------------
  TOTAL
ASSETS.......................................................................
188,993,669

------------

LIABILITIES:
  Management fees
payable............................................................
163,380
  Payable for Fund shares
reacquired.................................................          4,926
  Accrued
expenses...................................................................
81,843

------------
  TOTAL
LIABILITIES..................................................................
250,149

------------
TOTAL NET
ASSETS.....................................................................
$188,743,520

============
NET ASSETS:
  Common stock ($0.01 par value, authorized 15,000,000 shares;
    3,798,376 shares
outstanding)....................................................   $     37,984
  Capital paid in excess of par
value................................................     62,598,475
  Undistributed net investment
income................................................      2,152,450
  Accumulated net realized gain on
investments.......................................      8,794,697
  Net unrealized appreciation on
investments.........................................    115,159,914

------------
TOTAL NET
ASSETS.....................................................................
$188,743,520

============

Net Asset Value, Per Share ($188,743,520 / 3,798,376
shares).........................         $49.69

======

                       SEE NOTES TO FINANCIAL STATEMENTS.

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Statement of Operations
For the Year Ended August 31, 1999


INVESTMENT INCOME:

Dividends.......................................................................
 ...    $  3,382,675

Interest........................................................................
 ...       1,876,328
  Less: Foreign withholding
tax......................................................         (88,528)

------------
  TOTAL INVESTMENT
INCOME............................................................
5,170,475

------------
EXPENSES:
  Management fees (Note
2)...........................................................       1,921,430

Legal...........................................................................
 ...          35,153
  Audit and tax
services.............................................................
43,800
  Shareholder
services...............................................................
35,550
  Shareholder communication
fees.....................................................          32,062

Custody.........................................................................
 ...          38,609
  Registration
fees..................................................................
16,847
  Directors'
fees....................................................................
9,050

Other...........................................................................
 ...          53,658

------------
  TOTAL
EXPENSES.....................................................................
2,186,159

------------
NET INVESTMENT
INCOME................................................................
2,984,316

------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Realized Gain From Security Transactions
  (excluding short-term securities):
    Proceeds from
sales..............................................................
19,158,129
    Cost of securities
sold..........................................................       6,920,235

------------
  NET REALIZED
GAIN..................................................................
12,237,894

------------
  Change in Net Unrealized Appreciation on Investments:
    Beginning of
year................................................................
101,396,990
    End of
year......................................................................
115,159,914

------------
  INCREASE IN NET UNREALIZED
APPRECIATION............................................      13,762,924

------------
NET GAIN ON
INVESTMENTS..............................................................
26,000,818

------------
INCREASE IN NET ASSETS FROM
OPERATIONS...............................................    $ 28,985,134

============

                       SEE NOTES TO FINANCIAL STATEMENTS.


PAGE 9


S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Statements of Changes in Net Assets
For the Years Ended August 31,


1999                   1998
--------------------------------------------------------------------------------
-----------------------------------
OPERATIONS:
  Net investment income....................................
$  2,984,316          $  1,720,273
  Net realized gain........................................
12,237,894            15,568,652
  Increase (decrease) in net unrealized appreciation.......
13,762,924           (22,723,931)

------------          ------------
  INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS........
28,985,134            (5,435,006)

------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income....................................
(1,859,719)           (1,444,133)
  Net realized gains.......................................
(18,345,689)           (5,165,552)

------------          ------------
  DECREASE IN NET ASSETS FROM
    DISTRIBUTIONS TO SHAREHOLDERS..........................
(20,205,408)           (6,609,685)

------------          ------------
FUND SHARE TRANSACTIONS (NOTE 4):
  Net proceeds from sale of shares.........................
2,519,335             5,372,304
  Net asset value of shares issued for
    reinvestment of dividends..............................
16,435,063             5,244,472
  Cost of shares reacquired................................
(16,259,750)           (9,798,741)

------------          ------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS......
2,694,648               818,035

------------          ------------
INCREASE (DECREASE) IN NET ASSETS..........................
11,474,374           (11,226,656)

NET ASSETS:
  Beginning of year........................................
177,269,146           188,495,802

------------          ------------
  END OF YEAR*.............................................
$188,743,520          $177,269,146

============          ============
  *Includes undistributed net investment income of:........
$  2,152,450          $  1,027,853

============          ============

                       SEE NOTES TO FINANCIAL STATEMENTS.

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Notes to Financial Statements

1.   SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers Opportunity Fund Inc ("Fund") is registered as a non-diversified, open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to achieve above average long-term capital appreciation. Current income is a secondary objective. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates of certain reported amounts in the financial statements. Actual amounts could differ from those estimates.

     (A) SECURITIES VALUATION. Portfolio securities listed or traded on national securities exchanges, or reported on the NASDAQ national market system, are valued at the last sale price, or if there have been no sales on that day, at the mean of the current bid and ask price which represents the current value of the security. Over-the-counter securities are valued at the mean of the current bid and ask price. If no quotations are readily available (as may be the case for securities of limited marketability), or if "restricted" securities are being valued, such portfolio securities and other assets are valued at fair value determined pursuant to procedures established by the Board of Directors. Short-term securities with less than 60 days remaining to maturity when acquired by the Fund are valued at amortized cost which approximates market value.

     (B) FEDERAL INCOME TAXES. The Fund has complied and intends to continue to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax or excise tax provision is required.

     (C) DIVIDENDS AND DISTRIBUTIONS. The Fund declares and pays dividends from net investment income and distributions from net realized gains, if any, annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These differences are due primarily to deferral of wash sales and post-October losses. Permanent book/tax differences are reclassified within the capital accounts based on their Federal income tax basis treatment; temporary differences do not require reclassifications. Dividends and distributions which exceed net investment income and net realized gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income and distributions in excess of net realized capital gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as tax return of capital.

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

     (D) OTHER. Securities transactions are recorded as of the trade date. Dividend income and dividends payable are recorded on the ex-dividend date. Interest income is recognized when earned. Noncash dividend income is recorded based on market or fair value of property received. Gains or losses on sales of securities are calculated for financial accounting and Federal income tax purposes on the identified cost basis.

2.   MANAGEMENT FEE AND OTHER TRANSACTIONS

     The Fund retains Salomon Brothers Asset Management Inc ("SBAM"), a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), to act as investment manager of the Fund, subject to the supervision by the Board of Directors of the Fund. SBAM furnishes the Fund with office space and pays the compensation of its officers. The management fee for these services is payable monthly at an annual rate of 1% of average daily net assets.

3.   PORTFOLIO ACTIVITY

     During the year ended August 31, 1999, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term securities) were as follows:

     Purchases...................................  $ 4,068,843
                                                   ===========
     Sales.......................................  $19,158,129
                                                   ===========

     At August 31, 1999, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

     Gross unrealized appreciation...............  $116,685,790
     Gross unrealized depreciation...............    (1,525,876)
                                                   ------------
     Net unrealized appreciation.................  $115,159,914
                                                   ============

4.   SHARES OF CAPITAL STOCK

     At August 31, 1999, the Fund had 15,000,000 shares of capital stock authorized with a par value of $0.01 per share. Transactions in shares for the portfolio were as follows:


                                                      YEAR ENDED
YEAR ENDED
                                                    AUGUST 31, 1999
AUGUST 31, 1998
                                              -------------------------     ----
---------------------
                                               SHARES          AMOUNT
SHARES          AMOUNT
                                              --------       ----------     ----
----       ----------
Shares sold................................     50,822       $ 2,519,335
97,900       $ 5,372,304
Shares issued on reinvestment..............    333,965        16,435,063
98,645         5,244,472
Shares reacquired..........................   (329,146)      (16,259,750)
(176,190)       (9,798,741)
                                               -------       -----------     ---
----       -----------
Net Increase...............................     55,641       $ 2,694,648
20,355       $   818,035
                                               =======       ===========
=======       ===========

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Financial Highlights

Selected data per share of capital stock outstanding throughout each year ended August 31:


                                                        1999        1998
1997       1996        1995
--------------------------------------------------------------------------------
----------------------------
NET ASSET VALUE, BEGINNING OF YEAR..........           $47.36      $50.64
$37.89     $35.75      $31.47
                                                       ------      ------      -
-----     ------      ------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income.....................             0.76        0.46
0.43       0.60        0.45
  Net realized and unrealized gain (loss)...             6.98       (1.95)
14.46       3.38        5.68
                                                       ------      ------      -
-----     ------      ------
TOTAL INCOME (LOSS) FROM OPERATIONS.........             7.74       (1.49)
14.89       3.98        6.13
                                                       ------      ------      -
-----     ------      ------
LESS DISTRIBUTIONS FROM:
  Net investment income.....................            (0.47)      (0.39)
(0.62)     (0.48)      (0.37)
  Net realized gains........................            (4.94)      (1.40)
(1.52)     (1.36)      (1.48)
                                                       ------      ------      -
-----     ------      ------
Total Distributions.........................            (5.41)      (1.79)
(2.14)     (1.84)      (1.85)
                                                       ------      ------      -
-----     ------      ------
NET ASSET VALUE, END OF YEAR................           $49.69      $47.36
$50.64     $37.89      $35.75
                                                       ======      ======
======     ======      ======
TOTAL RETURN................................             16.5%       (3.3)%
40.5%      11.4%       21.1%
NET ASSETS, END OF YEAR (000S)..............         $188,744    $177,269
$188,496   $141,984    $131,237
RATIOS TO AVERAGE NET ASSETS:
  Expenses..................................             1.14%       1.12%
1.16%      1.18%       1.18%
  Net investment income.....................             1.55        0.83
0.95       1.59        1.39
PORTFOLIO TURNOVER RATE.....................                3%          3%
4%         5%          8%


PAGE 13

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Report of Independent Accountants

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF
SALOMON BROTHERS OPPORTUNITY FUND INC

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Opportunity Fund Inc (the "Fund") at August 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at August 31, 1999 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP
New York, New York
October 15, 1999

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Tax Information (unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended August 31, 1999:

* A corporate dividends received deduction of 38.54%.
* Total long-term capital gain distributions paid of $18,177,907.

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Other Information (unaudited)

Year 2000. The investment management services provided to the Fund by Salomon Brothers Asset Management Inc. ("SBAM") depend in large part on the smooth functioning of its computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which the dates were encoded or calculated. The capability of these systems to recognize the year 2000 could have a negative impact on the SBAM's provision of investment advisory services, including handling of securities trades, pricing and account services. SBAM has advised the Fund that it has been reviewing all of their computer systems and actively working on necessary changes to its systems to prepare for the year 2000 and expects that given the extensive testing which it is undertaking, its systems will be year 2000 compliant before such date. In addition, SBAM has been advised by certain of the Fund's service providers that they are also in the process of modifying their systems with the same goal. There can, however, be no assurance that SBAM or any other service provider will be successful in achieving year 2000 compliance, or that interaction with other non-complying computer systems will not impair services to the Fund at that time.

S A L O M O N   B R O T H E R S   O P P O R T U N I T Y   F U N D   I N C

Directors

HEATH B. MCLENDON
      Chairman, Managing Director,
      Salomon Smith Barney, Inc.; President and
      Director, SSBC Fund Management Inc. and
      Travelers Investment Adviser, Inc.

IRVING BRILLIANT
      President

B. ALEXANDER GAGUINE
      Consultant

ROSALIND A. KOCHMAN
      Administrator and counsel,
      Kochman Eye Surgical Facility

IRVING SONNENSCHEIN
      Partner of law firm of Sonnenschein,
      Sherman & Deutsch

Officers

HEATH B. MCLENDON
      Chairman

IRVING BRILLIANT
      President and Portfolio Manager

LEWIS E. DAIDONE
      Executive Vice President and Treasurer

ANTHONY PACE
      Controller

CHRISTINA T. SYDOR
      Secretary

ROBERT A. VEGLIANTE
      Assistant Secretary

Salomon Brothers Opportunity Fund Inc

      7 World Trade Center
      New York, New York 10048
      1-888-777-0102, toll free

INVESTMENT MANAGER
      Salomon Brothers Asset Management Inc
      7 World Trade Center
      New York, New York 10048

DISTRIBUTOR
      CFBDS, Inc.
      21 Milk Street
      Boston, Massachusetts 02109-5408

CUSTODIAN
      PNC Bank N.A.
      17th & Chestnut Streets
      Philadelphia, Pennsylvania 19103

DIVIDEND DISBURSING AND TRANSFER AGENT
      First Data Investor Services Group, Inc.
      53 State Street
      Boston, Massachusetts 02109-2873

LEGAL COUNSEL
      Simpson Thacher & Bartlett
      425 Lexington Avenue
      New York, New York 10017-3909

INDEPENDENT ACCOUNTANTS
      PricewaterhouseCoopers LLP
      1177 Avenue of the Americas
      New York, New York 10036

--------------------------------------------------------------------------------
This report is submitted for the general information of the shareholders of Salomon Brothers Opportunity Fund Inc. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus for the Fund, which contains information concerning the Fund's investment policies and expenses as well as other pertinent information.

First Data Investor Services Group, Inc.
53 State Street
Boston, Massachusetts 02109-2873

                 Salomon Brothers
                 Opportunity Fund Inc


                 Annual Report

                 AUGUST 31, 1999


                 ----------------------------------------
                        Salomon Brothers Asset Management
                        ----------------------------------------

              Not FDIC Insured * No Bank Guarantee * May Lose Value

                                   FIRST-CLASS
                                  U.S. POSTAGE
                                      PAID
                                NORTH READING, MA
                                  PERMIT No. 105

                                   OPANN 8/99